EXHIBIT 99.7
                                                                    ------------
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
Arsenal Holdco I, S.a.r.l. and Arsenal Holdco II, S.a.r.l.          Terence H. Matthews
c/o Francisco Partners II, L.P.                                     c/o Wesley Clover Corporation 555
2882 Sand Hill Road, Suite 280                                      Legget Drive
Menlo Park, California 94025                                        Tower B, Suite 534
                                                                    Ottawa, Ontario K2K 2X3
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August 16, 2007

CONFIDENTIAL

EdgeStone Capital Equity Fund II-A, L.P. 130 King Street West
Suite 600
Toronto, Ontario M5X 1A6

RE: BOARD SEAT Ladies and Gentlemen:

         Reference is made to that Shareholders Agreement, dated as of the date hereof (the "SHAREHOLDERS AGREEMENT"), by and among: Mitel Networks Corporation ("CORPORATION"), EdgeStone Capital Equity Fund II-B GP, Inc., as agent for EdgeStone Capital Equity Fund II-A, L.P. and its parallel investors, and EdgeStone Capital Equity Fund II Nominee, Inc., as nominee for EdgeStone Capital Equity Fund II-A, L.P. and its parallel investors ("EDGESTONE"), Power Technology Investment Corporation, Terence H. Matthews ("MATTHEWS"), Wesley Clover Corporation, Celtic Tech Jet Limited, Arsenal Holdco I, Sarl and Arsenal Holdco II, Sarl ("FRANCISCO PARTNERS"), Morgan Stanley Principal Investments, Inc. ("MORGAN STANLEY"). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms under the Shareholders Agreement.

         Pursuant to Section 2.2 of the Shareholders Agreement, Matthews and Francisco Partners agree to cause the Matthews Nominees and the Francisco Partners Nominees, respectively, to nominate a director chosen by EdgeStone ("EDGESTONE NOMINEE") as one of the initial two remaining directors, which are not Matthews Nominees or Francisco Partners Nominees, nominated by the Board of Directors, and, subject to the remainder of the terms of this letter and applicable corporate law, upon the expiration of the term of any EdgeStone Nominee to recommend that the Board of Directors nominate such EdgeStone Nominee to be a director of the Board of Directors. The EdgeStone Nominee shall serve as a member of the Board of Directors until (i) his or her term expires (and Matthews and Francisco Partners have jointly agreed not to nominate the
EdgeStone Nominee for re-election at the expiry of such term), he or she is replaced or removed or until he or she resigns as a member of the Board of Directors, (ii) such time as Matthews and Francisco Partners determine, in their sole and absolute discretion, that they no longer wish the EdgeStone Nominee to serve as a member of the Board of Directors and jointly inform the EdgeStone Nomineee of such determination, or (iii) such time as the EdgeStone Group fails to hold at least 50% of the Common Shares (calculated
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                                                                          Page 2

on an as-if converted to Common Shares basis) held by the EdgeStone Group on the date hereof and reflected on Schedule A to the Shareholders Agreement. EdgeStone hereby agrees to cause the EdgeStone Nominee to immediately resign as a member of the Board of Directors upon the occurrence of an event specified in either subsections (ii) or (iii) of the preceding sentence, and it shall be a condition of the service of the EdgeStone Nominee that he or she also agree to resign upon the occurrence of either such event.

         The EdgeStone Nominee shall be an individual who is not disqualified under applicable law from acting as a director of the Corporation.

         Except as expressly set forth in this letter or the Corporation's articles of incorporation, EdgeStone agrees that it has no right to appoint, nominate and/or elect, or to cause Matthews or Francisco Partners to appoint, nominate and/or elect, any member of the Board of Directors of the Corporation.


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                                       Sincerely,

                                         ARSENAL HOLDCO I, Sarl

                                           By: /s/ Luca Gallinelli
                                              ---------------------------------
                                              Name: Luca Gallinelli
                                              Title: Manager

                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                         ARSENAL HOLDCO II, Sarl


                                           By: /s/ Luca Gallinelli
                                              ---------------------------------
                                              Name: Luca Gallinelli
                                              Title: Manager

                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                         ---------------------------------------
                                         TERENCE H. MATTHEWS

                    Signature Page to Side Letter Regarding Edgestone Board Seat
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                                       Sincerely,

                                         ARSENAL HOLDCO I, Sarl

                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                           By: /s/ David T. Ibnale
                                              ---------------------------------
                                              Name: David T. Ibnale
                                              Title:


                                         ARSENAL HOLDCO II, Sarl


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                           By: /s/ David T. Ibnale
                                              ---------------------------------
                                              Name: David T. Ibnale
                                              Title:


                                         ---------------------------------------
                                         TERENCE H. MATTHEWS

                    Signature Page to Side Letter Regarding Edgestone Board Seat

                                         /s/ Terence H. Matthews
                                         ---------------------------------------
                                         TERENCE H. MATTHEWS



                                         ACKNOWEDGED & AGREED

                                         EDGESTONE CAPITAL EQUITY FUND II-B GP,
                                         INC., AS AGENT FOR EDGESTONE CAPITAL
                                         EQUITY FUND II-A, L.P. AND ITS PARALLEL
                                         INVESTORS


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                         EDGESTONE CAPITAL EQUITY FUND II
                                         NOMINEE, INC., AS NOMINEE FOR EDGESTONE
                                         CAPITAL EQUITY FUND II-A, L.P. AND ITS
                                         PARALLEL INVESTORS


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                         ACKNOWEDGED & AGREED

                                         EDGESTONE CAPITAL EQUITY FUND II-B GP,
                                         INC., AS AGENT FOR EDGESTONE CAPITAL
                                         EQUITY FUND II-A, L.P. AND ITS PARALLEL
                                         INVESTORS


                                           By: /s/ Gil Palter
                                              ---------------------------------
                                              Name: Gil Palter
                                              Title: Chief Investment Officer


                                         EDGESTONE CAPITAL EQUITY FUND II
                                         NOMINEE, INC., AS NOMINEE FOR EDGESTONE
                                         CAPITAL EQUITY FUND II-A, L.P. AND ITS
                                         PARALLEL INVESTORS


                                           By: /s/ Gil Palter
                                              ---------------------------------
                                              Name: Gil Palter
                                              Title: Chief Investment Officer